Dreyfus
Variable
Investment Fund,
Growth and Income
Portfolio
Annual Report


December 31, 1997

Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   It is a pleasure to introduce to you Douglas Ramos, who was named last summer to be portfolio manager of the Dreyfus Variable Investment Fund -- Growth and Income Portfolio. As Doug points out in the following letter, he has been managing the Portfolio for about half its latest fiscal year, and brings a new viewpoint to carrying out his responsibilities for managing this Fund on your behalf.

   Before coming to Dreyfus, Doug served 12 years at Loomis, Sayles & Co. in Pasadena, California, where he managed $1.9 billion in equity assets including the equity portion of balanced funds, and set allocation policy for one of their major funds. Earlier Doug was a portfolio manager and analyst at Lloyd's Bank. He began his career with Manufacturers Hanover Trust as an analyst, after graduating from the University of Rhode Island. He is a Chartered Financial Analyst (CFA) and a Chartered Investment Counselor (CIC). At Dreyfus, Doug Ramos has been named a senior vice president, senior equity portfolio manager and head of Growth and Income equities.

   We are confident that Doug will exert his best efforts to attempt to earn you rewarding returns for your investment in Dreyfus Variable Investment Fund -- Growth and Income Portfolio.
                                                     Sincerely,

                                                     /s/ Stephen E. Canter

                                                     Stephen E. Canter
                                                     Chief Investment Officer

Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   As the new portfolio manager for the Dreyfus Variable Investment Fund -- Growth and Income Portfolio, I am reporting in this letter on the activities of the Portfolio for the full calendar year, which ended December 31, 1997. My management of the Portfolio began in July and I have spent most of the time restructuring the Portfolio to conform to my investment philosophy. I would view 1997 as a year of transition.

   For the 12-month period ended December 31, the Portfolio, which in the past contained fixed income securities as well as common stocks, produced a total return of 16.21%,* while the Standard & Poor's 500 Composite Stock Index -- composed only of common stocks -- had a total return of 33.35%.** A number of factors contributed to the Portfolio's lagging performance. Most prominent among them were the fixed income securities (cash equivalents and convertible issues), an overall portfolio bias toward small and mid capitalization stocks, and the characteristics of the stocks selected. Changes have been made to the Portfolio to address these issues, and we are hopeful that these changes will result in better relative performance in the coming year.

ECONOMIC REVIEW

   In 1997, the U.S. economy put in its best growth performance of this business cycle to date. In tandem, the labor market tightened markedly, marginally boosting wage inflation towards year-end. Yet price inflation decelerated and bond yields fell. Although corporate profit growth was robust for much of the year, strains began to appear in the second half in some sectors. The Federal Reserve Board (the "Fed") tightened credit early in the year, then subsequently stayed on hold, torn between strong economic reports at home and worsening financial crises overseas. While the problems overseas may slow the U.S. economy somewhat in 1998, incoming evidence indicates little adverse impact on economic activity to date.

   Real Gross Domestic Product (GDP) grew 3.8% in 1997, its best annual growth since 1988. Almost all the major sectors contributed to growth. Households enjoyed rising real incomes as wage increases outpaced price inflation. Moderate interest rates buoyed housing demand. Tightening factory capacity boosted capital spending, and until late in the year, steady foreign growth kept exports robust. That all these sectors grew simultaneously in a late phase of the business cycle was unusual. The year 1997 also saw a dramatic narrowing of the Federal budget deficit. It is likely that the associated drop in Federal borrowing boosted the supply of credit available to the private sector.

   As mentioned, overall corporate profit growth rebounded in 1997, after slowing in 1996. Profits from domestic sources generally did well. However, profits from international sources began to show strains in the second half, impacted by the rising dollar and by financial stresses overseas. More recently, profits at some companies have been slowed by price weakness.

   Economic data this winter show the economy still quite strong although some leading statistics have begun to signal somewhat slower economic growth for 1998. First, recently slowing export orders and rising import orders imply a widening trade deficit. Second, the number of announced layoffs has begun to rise, indicating some future easing of labor market pressures. Once these leading indicators actually show up in a slowing of the economy, market expectations may shift to anticipate the possibility of a move by the Federal Reserve to ease credit. At the start of 1998, there was uncertainty about both the severity of Asian stresses and their impact on the U.S. economy.

MARKET OVERVIEW

   By virtually every measurement, 1997 was an historically favorable year for stocks. The 12-month gains, despite setbacks along the way, were impressive. However, the year ended on a note of uncertainty with no assurance that the gains of 1997 could be repeated in 1998.

   Index figures (price changes only, without including income) tell the story:
For the 12 months ended December 31, 1997, the Dow Jones Industrial Average
(DJIA) rose by 22.64%, the broader Standard & Poor's 500 Composite Stock Price Index was up 31.01%, the Nasdaq Composite up 21.64% and the Russell 2000, representing small capitalization stocks, gained 20.52%.

   The economic background, at least until October when Asia's troubles surfaced, was clearly favorable. So much so that economic commentators talked of the "Goldilocks economy" -- not too hot and not too cold. Unemployment was low, industrial production and other output measures continued to grow, yet price and wage inflation were not problems. By the end of the year, there was even talk that the next economic problem might be a touch of deflation.

   The market began the year by rebounding from earlier weakness. The signs in the market and the economy were so bullish that Fed Chairman Alan Greenspan warned against "irrational exuberance," then followed that up on March 25 with an increase in short-term interest rates. That cooled off the stock market temporarily, but not for long. By early August, major stock market averages reached all-time record highs.

   As summer turned into autumn, however, doubts began to appear. There were worries about the profit outlook and worries that inflation might resume. The biggest negative influences, however, were the financial setbacks in Asia, starting with Thailand, Malaysia, the Philippines, Hong Kong and Indonesia, then spreading to South Korea and Japan. This raised questions for American investors about how our export orders might be affected, how the profits of U.S. multinationals would fare, and whether devaluation of Asian currencies would cause a flood of cheaper imported goods into the U.S.

   In view of these unsettling questions, it was impressive that the damage to U.S. stocks by year-end was comparatively limited. On October 27, the DJIA sank by 554.26 points to 7161.15, a one-day loss of 7.18%, the worst since the big market sinking spell of ten years earlier. Yet by the end of the year, the Dow had bounced back to 7908.25, with other major indexes and averages following suit.

   For much of the year, large capitalization companies were in favor, though small caps staged an impressive rally in midyear. Among the best-performing industry groups were banks and other financial stocks, broadcasting, advertising, airlines, home construction and trucking. Consumer software, precious metals (particularly gold) and heavy industrial materials were among the laggards.

   During the year, mergers and acquisitions were the driving force for some key stocks, particularly in the communications, finance and broadcasting industries. The merger pace was such that it seemed likely to carry over into 1998.

   The boom of 1997 gave rise to such terms as "new era" and "new paradigm" to describe the phenomenon of a stock market making new highs for three years in a row. Yet the clouds that appeared on the horizon late in the year place the burden of proof for 1998 on the "new era" advocates.

PORTFOLIO FOCUS

   Two of the factors that contributed to the Portfolio's lagging performance -- the convertible securities and high cash levels -have for the most part been addressed. As of this writing, most of the convertibles have been sold with the proceeds reinvested into common stocks, and the cash levels have been brought down to a minimal level. Going forward, the Portfolio will be primarily focused on investments in mid to large capitalization companies with above-average earnings growth prospects, and whose common stock is selling at below-average price-earnings ratios. We will increase our focus on the important area of stock selection, which will continue to be a strong determinant of investment results. The new equity process we have implemented in this Portfolio is a major step in that direction, and we will continue to keep you apprised of our progress.

   We are grateful for the opportunity to invest your capital and will be working diligently on your behalf to achieve satisfying long-term investment results.
                                                     Sincerely,

                                                     /s/ Douglas Ramos

                                                     Douglas Ramos
                                                     Portfolio Manager
January 21, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks. The Nasdaq Composite Index is an unmanaged index that monitors stocks traded over the counter. The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.

Dreyfus Variable Investment Fund, Growth and Income Portfolio
December 31, 1997
--------------------------------------------------------------------------------
    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO AND THE STANDARD & POOR'S 500
                         COMPOSITE STOCK PRICE INDEX

Dollars

$23,443
Standard & Poor's
500 Composite Stock
Price Index*

$22,442
Dreyfus Variable
Investment Fund,
Growth and Income
Portfolio

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------
                   One Year Ended               From Inception (5/2/94)
                  December 31, 1997              to December 31, 1997
                  -----------------             -----------------------
                        16.21%                          24.64%

----------
Past performance is not predictive of future performance.

The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Growth and Income Portfolio on 5/2/94 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/2/94. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                                                        December 31, 1997


Common Stocks--95.0%                                                                           Shares                Value
-------------------------------------------------------------------------------           ---------------       ---------------
      Commercial Services--1.5%  Cognizant.....................................               125,000           $  5,570,312
                                                                                                                ------------

        Consumer Durables--2.1%  Leggett & Platt...............................               189,000              7,914,375
                                                                                                                ------------

    Consumer Non-Durables--9.3%  Deans Foods...................................                22,500              1,338,750
                                 Kimberly - Clark..............................               158,000              7,791,375
                                 Philip Morris Cos.............................               184,000              8,337,500
                                 RJR Nabisco Holdings..........................               220,000              8,250,000
                                 Warnaco Group, Cl. A..........................               274,000              8,596,750
                                                                                                                ------------
                                                                                                                  34,314,375
                                                                                                                ------------

        Consumer Services--1.8%  Carnival, Cl. A...............................                98,000              5,426,750
                                 Groupe AB A.D.S...............................               198,200(a)           1,275,913
                                                                                                                ------------
                                                                                                                   6,702,663
                                                                                                                ------------

   Electronic Technology--12.2%  Adaptec.......................................               121,000(a)           4,492,125
                                 Intel.........................................                64,000              4,496,000
                                 Lockheed Martin...............................                82,000              8,077,000
                                 Micron Technology.............................               190,000              4,940,000
                                 Sundstrand....................................               171,000              8,614,125
                                 3Com..........................................               226,000              7,895,875
                                 United Technologies...........................                90,000              6,553,125
                                                                                                                ------------
                                                                                                                  45,068,250
                                                                                                                ------------

          Energy Minerals--6.7%  Pennzoil......................................               115,000              7,683,438
                                 Santa Fe International........................               203,600              8,283,975
                                 Tosco.........................................               230,000              8,696,875
                                                                                                                ------------
                                                                                                                  24,664,288
                                                                                                                ------------

                Finance--16.1%   BankBoston....................................                85,000              7,984,687
                                 Chase Manhattan...............................                37,000              4,051,500
                                 Chubb ........................................                50,000              3,781,250
                                 Federal Home Loan Mortgage Corporation........               145,000              6,080,937
                                 Federal National Mortgage Association.........               157,000              8,958,813
                                 First Union...................................               155,500              7,969,375
                                 Fleet Financial Group.........................               111,000              8,318,063
                                 Rouse.........................................               130,000              4,257,500
                                 Travelers Group...............................               154,000              8,296,750
                                                                                                                ------------
                                                                                                                  59,698,875
                                                                                                                ------------

              Health Care--4.3%  Beverly Enterprises...........................               618,000(a)           8,034,000
                                 PacifiCare Health Systems, Cl. B..............               102,100(a)           5,347,488
                                 Pharmerica....................................               242,113              2,511,922
                                                                                                                ------------
                                                                                                                  15,893,410
                                                                                                                ------------

       Health Technology--3.1%   Biogen........................................               210,000              7,638,750
                                 Varian Associates.............................                75,000              3,792,187
                                                                                                                ------------
                                                                                                                  11,430,937
                                                                                                                ------------




Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                               December 31, 1997


Common Stocks--95.0%                                                                           Shares                Value
-------------------------------------------------------------------------------           ---------------       ---------------
      Non-Energy Minerals--4.0%  Edperbrascan, Cl. A...........................               425,000           $  7,703,125
                                 Georgia Pacific...............................                50,000              3,037,500
                                 Georgia - Pacific (Timber Group)..............                50,000              1,134,375
                                 ISPAT International, Cl. A....................               132,700(a)           2,869,638
                                                                                                                ------------
                                                                                                                  14,744,638
                                                                                                                ------------

       Process Industries--7.7%  Archer-Daniels-Midland........................               333,000              7,221,937
                                 dupont (E.I.) deNemours.......................               135,000              8,108,438
                                 Great Lakes Chemical..........................               180,000              8,077,500
                                 Praxair.......................................               110,900              4,990,500
                                                                                                                ------------
                                                                                                                  28,398,375
                                                                                                                ------------

  Producer Manufacturing--12.1%  AlliedSignal..................................               170,000              6,619,375
                                 Armstrong World Industries....................                87,000              6,503,250
                                 Borg-Warner Automotive........................                50,000              2,600,000
                                 Deere & Co....................................               100,000              5,831,250
                                 Masco.........................................               137,200              6,980,050
                                 Tyco International............................               180,000              8,111,250
                                 Xerox.........................................               111,000              8,193,187
                                                                                                                ------------
                                                                                                                  44,838,362
                                                                                                                ------------

             Retail Trade--3.9%  American Stores...............................               388,400              7,986,475
                                 OfficeMax.....................................               350,000(a)           4,987,500
                                 Sunglass Hut International....................               258,700(a)           1,633,044
                                                                                                                ------------
                                                                                                                  14,607,019
                                                                                                                ------------

            Transportation--.3%  Hertz, Cl. A..................................                28,300              1,139,075
                                                                                                                ------------

                Utilities--9.9%  Coastal.......................................               123,000              7,618,312
                                 GTE...........................................               150,000              7,837,500
                                 MCI Communications............................               190,000              8,134,375
                                 SBC Communications............................                50,000              3,662,500
                                 Texas Utilities...............................               118,000              4,904,375
                                 UGI...........................................               150,000              4,396,875
                                                                                                                ------------
                                                                                                                  36,553,937
                                                                                                                ------------
                                 TOTAL COMMON STOCKS
                                    (cost $338,294,445)........................                                 $351,538,891
                                                                                                                ============

Convertible Preferred Stocks--.1%
-------------------------------------------------------------------------------
                  Health Care;   McKesson, Ser. A, Cum., $2.50
                                    (cost $205,686)............................                 3,900(b)        $    299,813
                                                                                                                ============





Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                December 31, 1997


                                                                                                Principal
Convertible Corporate Notes--.7%                                                                  Amount              Value
-------------------------------------------------------------------------------                ------------       -------------
                    Insurance;   Penn Treaty American, Sub. Notes,
                                    6.25%, 12/1/2003
                                    (cost $2,008,750)..........................                $ 2,000,000        $  2,582,500
                                                                                                                  ============
Short-Term Investments--6.6%
-------------------------------------------------------------------------------
          U.S. Treasury Bills:   4.92%, 1/8/1998...............................                $   182,000        $    181,874
                                 5.12%, 1/22/1998..............................                 21,849,000          21,784,764
                                 5.28%, 2/5/1998...............................                  1,460,000           1,452,861
                                 5.25%, 2/26/1998..............................                    328,000             325,464
                                 5.23%, 3/12/1998..............................                    464,000             459,374
                                 5.11%, 4/2/1998...............................                    151,000             149,013
                                                                                                                  ------------

                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $24,351,849).........................                                   $ 24,353,350
                                                                                                                  ============

TOTAL INVESTMENTS (cost $364,860,730)..........................................                     102.4%        $378,774,554
                                                                                                    ======        ============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                      (2.4%)       $ (8,942,453)
                                                                                                    ======        ============
NET ASSETS.....................................................................                     100.0%        $369,832,101
                                                                                                    ======        ============


Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, this security amounted to $299,813 or approximately .1% of net assets.




                       See notes to financial statements.


Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                 December 31, 1997


                                                                                                   Cost           Value
                                                                                               ------------    ------------
ASSETS:                       Investments in securities--See Statement of Investments          $364,860,730    $378,774,554
                              Cash.............................................                                   1,796,408
                              Receivable for investment securities sold........                                   1,530,321
                              Dividends and interest receivable................                                     608,529
                                                                                                               ------------
                                                                                                                382,709,812
                                                                                                               ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                     259,161
                              Payable for investment securities purchased......                                  12,558,134
                              Accrued expenses.................................                                      60,416
                                                                                                               ------------
                                                                                                                 12,877,711
                                                                                                               ------------

NET ASSETS.....................................................................                                $369,832,101
                                                                                                               ============

REPRESENTED BY:               Paid-in capital..................................                                $350,056,445
                              Accumulated undistributed investment income--net.                                     202,735
                              Accumulated net realized gain (loss) on investments
                                and forward currency exchange contracts........                                   5,659,097
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 5(b)......................                                  13,913,824
                                                                                                               ------------
NET ASSETS.....................................................................                                $369,832,101
                                                                                                               ============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                  17,797,422

NET ASSET VALUE, offering and redemption price per share.......................                                      $20.78
                                                                                                                     ======






                       See notes to financial statements.

Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
Statement of Operations                                                                     Year Ended December 31, 1997



INVESTMENT INCOME

INCOME:                       Cash dividends (net of $40,673 foreign taxes
                                withheld at source) .....................                  $ 4,298,542
                              Interest...................................                    2,213,802
                                                                                           -----------
                                Total Income.............................                                     $ 6,512,344


EXPENSES:                     Investment advisory fee--Note 4(a).........                    2,254,248
                              Professional fees..........................                       38,909
                              Registration fees..........................                       37,909
                              Custodian fees--Note 4(a)..................                       25,034
                              Prospectus and shareholders' reports.......                       18,054
                              Trustees' fees and expenses--Note 4(b).....                        8,944
                              Loan commitment fees--Note 3...............                        3,258
                              Shareholder servicing costs................                        2,486
                              Miscellaneous..............................                        4,106
                                                                                           -----------
                                Total Expenses...........................                                       2,392,948
                                                                                                              -----------

INVESTMENT INCOME--NET...................................................                                       4,119,396
                                                                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:
                              Net realized gain (loss) on investments:
                                Long transactions........................                  $28,669,922
                                Short sale transactions..................                       81,676
                              Net realized gain (loss) on financial futures                    150,899
                              Net realized gain (loss) on forward currency
                                exchange contracts.......................                      (37,411)
                                                                                           -----------
                                Net Realized Gain (Loss).................                                      28,865,086
                              Net unrealized appreciation (depreciation) on
                                investments..............................                                      11,506,268
                                                                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      40,371,354
                                                                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $44,490,750
                                                                                                              ===========



                       See notes to financial statements.


Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                            Year Ended          Year Ended
                                                                                         December 31, 1997   December 31, 1996
                                                                                         -----------------   -----------------
OPERATIONS:
   Investment income--net.................................................               $  4,119,396        $  2,974,056
   Net realized gain (loss) on investments................................                 28,865,086          22,639,509
   Net unrealized appreciation (depreciation) on investments..............                 11,506,268          (2,605,907)
                                                                                         ------------        ------------

      Net Increase (Decrease) in Net Assets Resulting from Operations.....                 44,490,750          23,007,658
                                                                                         ------------        ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................                 (4,098,117)         (2,817,457)
   Net realized gain on investments.......................................                (24,999,802)        (22,301,456)
                                                                                         ------------        ------------

      Total Dividends.....................................................                (29,097,919)        (25,118,913)
                                                                                         ------------        ------------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold..........................................                130,840,229         142,396,273
   Dividends reinvested...................................................                 29,097,917          25,118,913
   Cost of shares redeemed................................................                (31,433,846)        (10,630,121)
                                                                                         ------------        ------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions             128,504,300         156,885,065
                                                                                         ------------        ------------

         Total Increase (Decrease) in Net Assets..........................                143,897,131         154,773,810

NET ASSETS:
   Beginning of Period....................................................                225,934,970          71,161,160
                                                                                         ------------        ------------
   End of Period..........................................................               $369,832,101        $225,934,970
                                                                                         ============        ============
Undistributed investment income--net......................................               $    202,735        $    181,456
                                                                                         ------------        ------------

                                                                                            Shares              Shares
                                                                                         ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................                  6,307,701           6,920,188
   Shares issued for dividends reinvested.................................                  1,442,683           1,271,395
   Shares redeemed........................................................                 (1,509,225)           (518,058)
                                                                                         ------------        ------------

      Net Increase (Decrease) in Shares Outstanding.......................                  6,241,159           7,673,525
                                                                                         ============        ============




                       See notes to financial statements.

Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.



                                                                               Year Ended December 31,
                                                                    --------------------------------------------
PER SHARE DATA:                                                       1997        1996        1995        1994(1)
                                                                    -------     -------     -------      -------
   Net asset value, beginning of period.......................      $19.55      $18.33      $11.98       $12.50
                                                                    ------      ------      ------       ------
   Investment Operations:
   Investment income--net.....................................         .28         .36         .28          .28
   Net realized and unrealized gain (loss) on investments.....        2.79        3.43        7.07         (.43)
                                                                    ------      ------      ------       ------
   Total from Investment Operations...........................        3.07        3.79        7.35         (.15)
                                                                    ------      ------      ------       ------
   Distributions:
   Dividends from investment income--net......................        (.28)       (.35)       (.27)        (.28)
   Dividends from net realized gain on investments............       (1.56)      (2.22)       (.73)        (.09)
                                                                    ------      ------      ------       ------
   Total Distributions........................................       (1.84)      (2.57)      (1.00)        (.37)
                                                                    ------      ------      ------       ------
   Net asset value, end of period.............................      $20.78      $19.55      $18.33       $11.98
                                                                    ======      ======      ======       ======
TOTAL INVESTMENT RETURN.......................................       16.21%      20.75%      61.89%       (1.22%)(2)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....................         .80%        .83%        .92%         .22%(2)
   Ratio of net investment income to average net assets.......        1.37%       1.96%       2.21%        2.25%(2)
   Decrease reflected in above expense ratios due to
      undertakings by The Dreyfus Corporation.................         --          --          .03%        1.28%(2)
   Portfolio Turnover Rate....................................      180.73%     237.44%     255.42%      237.09%(2)
   Average commission rate paid(3)............................      $.0583      $.0600(4)      --           --
   Net Assets, end of period (000's Omitted)..................    $369,832    $225,935     $71,161       $1,040

----------
(1) From May 2, 1994 (commencement of operations) to December 31, 1994.
(2) Not annualized.
(3) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
(4) Restated to reflect current years presentation.





                       See notes to financial statements.

Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company, currently offering thirteen series, including the Growth and Income Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Series' investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. The Series declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

   (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 3--Bank Line of Credit:

   The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Series did not borrow under the Facility.

NOTE 4--Investment Advisory Fee and Other Transactions With Affiliates:

   (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

   The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. During the period ended December 31, 1997, the Series was charged $151 pursuant to the transfer agency agreement.

   The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended December 31, 1997, the Series was charged $25,034 pursuant to the custody agreement.

   (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5--Securities Transactions:

   (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended December 31, 1997:
                                        Purchases             Sales
                                      ------------         ------------
   Long transactions.............     $623,638,797         $512,534,015
   Short sale transactions.......          895,348              977,023
                                      ------------         ------------
      TOTAL......................     $624,534,145         $513,511,038
                                      ============         ============

Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Series is engaged in short-selling which obligates the Series to replace the security borrowed by purchasing the security at current market value. The Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates. Until the Series replaces the borrowed security, the Series will maintain daily, a segregated account with a broker or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At December 31, 1997, there were no securities sold short outstanding.

   The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 1997, there were no open forward currency exchange contracts.

   The Series may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Series is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Series to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Series recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1997, there were no financial futures contracts outstanding.

   (B) At December 31, 1997, accumulated net unrealized appreciation on investments was $13,913,824, consisting of $31,017,657 gross unrealized appreciation and $17,103,833 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
Report of Ernst & Young, LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Growth and Income Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                               Ernst & Young LLP

New York, New York
February 5, 1998

Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For Federal tax purposes the Series hereby designates $.036 per share as a long-term capital gain distribution (of which 16.67% is subject to the 20% maximum Federal tax rate) of the $1.411 per share paid on December 22, 1997. The Series also designates $.007 per share as a long-term capital gain distribution of the $.290 per share paid on March 31, 1997.

   Additionally, the Series designates 11.81% of the ordinary dividends paid during the fiscal year ended December 31, 1997 as qualifying for the corporate dividends received deduction.

Dreyfus Variable Investment Fund,
Growth and Income Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                     108AR9712